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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in this Amendment No. 3 to Registration statement No. 333-70377 of PICO Holdings, Inc. on Form S-3 of our reports dated March 26, 1999, appearing in the Annual Report on Form 10-K of PICO Holdings, Inc. for the year ended December 31, 1998 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration statement.



Deloitte & Touche LLP
San Diego, California
August 17, 1999